Exhibit 12.(a)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

         Companhia Brasileira de Distribuicao (the "Company") is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended 2002 (the "Report").

         I, Augusto Marques da Cruz Filho, Chief Executive Officer and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Augusto Marques da Cruz Filho
---------------------------------
Augusto Marques da Cruz Filho
Chief Executive Officer and acting Chief Financial Officer
June 18, 2003